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                                                                 EXHIBIT 10.9(t)

                 THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                       REDUCING REVOLVING CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REDUCING REVOLVING CREDIT AGREEMENT (this "Amendment") is made and dated as of February 24, 1999 by and among CINEMARK USA, INC., a Texas corporation (the "Company"), the several financial institutions party hereto (the "Banks"), Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Administrative Agent"), NationsBank, N.A., as Syndication Agent and BankBoston, N.A., The Bank of Nova Scotia, CIBC Inc. and Fleet Bank, as Co-Agents, and amends that certain Second Amended and Restated Reducing Revolving Credit Agreement dated as of February 12, 1998 among the Company, the Banks, the Administrative Agent, the Syndication Agent and the Co-Agents as amended by a First Amendment to Second Amended and Restated Reducing Revolving Credit Agreement dated as of August 31, 1998 and a Second Amendment and Waiver to Second Amended and Restated Reducing Revolving Credit Agreement dated as of November 16, 1998 (as so amended, the "Agreement).

                                     RECITAL

         By this Amendment, the Company, the Banks and the Administrative Agent desire to amend how the financial covenants in Sections 7.12 and 7.13 of the Agreement are calculated and to make certain other modifications to the Agreement, all on the terms provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein.

         2. AMENDMENTS TO AGREEMENT. The Agreement shall be amended as follows:

         2.1 The following new definitions are inserted in proper alphabetical order in Section 1.1 of the Agreement (Defined Terms) as follows:

                  "'Annualized Monthly Cash Flow' means, for any period, for the Company and its Restricted Subsidiaries, Cash Flow for such period plus
         (a) Proforma Monthly Cash Flow for Monthly Annualized Theatres less (b) Cash Flow from Monthly Annualized Theatres; provided, however, that if during the period for which Annualized Monthly Cash Flow is being determined, the Company or any of its Restricted Subsidiaries shall have acquired any assets identified to the Administrative Agent other than assets acquired as a result of Capital Expenditures made in the ordinary course of business (including without limitation acquisition by merger or consolidation) or Disposed of assets, the Cash Flow of the Company and its Restricted Subsidiaries shall be calculated on a pro forma basis as if such acquisition or disposition had occurred at the beginning of such period."



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                  "'Monthly Annualized Theatres' means, for any period, newly constructed theatres identified to the Administrative Agent that have had more than one complete month of operation, but less than 12 complete months of operation (each, a 'Monthly Annualized Theatre')."

                  "'Proforma Monthly Cash Flow for Monthly Annualized Theatres' means, for any period, the sum of the Proforma Monthly Cash Flow for each Monthly Annualized Theatre, calculated on a Monthly Annualized Theatre by Monthly Annualized Theatre basis in accordance with the formula set forth in Schedule 1.2."

         2.2 Section 6.2(a) of the Agreement is amended by deleting "and" at the end of clause (i) and inserting ";" in lieu thereof, inserting "; and" at the end of clause (ii), and inserting the following new clause immediately following clause (ii) as follows:

         "(iii)   showing in detail the calculations supporting determination of the Applicable Amount in accordance with the definition thereof."

         2.3 Section 7.5 of the Agreement (Limitation on Indebtedness) is amended by deleting "and" at the end of subsection (l), deleting the period at the end of subsection (m) and inserting "; and" in lieu thereof, and inserting a new subsection (n) immediately following subsection (m) as follows:

                           "(n)     other unsecured senior or subordinated
                  Indebtedness in an aggregate principal amount not exceeding $200,000,000, in each case having terms and conditions that are not more restrictive than the terms of the Loan Documents and having no required principal repayments or prepayments earlier than one year after the Maturity Date at the time such indebtedness is incurred."

         2.4 Section 7.12 of the Agreement is amended and restated in its entirety as follows:

                  "7.12    INDEBTEDNESS TO ANNUALIZED MONTHLY CASH FLOW RATIOS.

                          "(a)      The Company shall not permit as of the end
                  of any fiscal quarter its ratio of (a) Total Indebtedness to
                  (b) Annualized Monthly Cash Flow for the four fiscal quarters ending on such date, to exceed the ratio set forth opposite the respective period set forth below:


               Total Indebtedness to
            Annualized Monthly Cash Flow
---------------------------------------------------
                                            Maximum
Fiscal Quarters Ending                       Ratio
------------------------------------ --------------
12/31/98 through 12/31/99                 6.00 to 1
1/01/00 through 9/30/00                   5.75 to 1
10/01/00 through 6/30/01                  5.50 to 1
7/01/01 through 3/31/02                   5.25 to 1
4/01/02 and thereafter                    5.00 to 1


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                          "(b)     The Company shall not permit as of the end
                  of any fiscal quarter its ratio of (a) Senior Indebtedness to
                  (b) Annualized Monthly Cash Flow for the four fiscal quarters ending on such date, to exceed the ratio set forth opposite the respective period set forth below:


             Senior Indebtedness to
           Annualized Monthly Cash Flow
--------------------------------------------------
                                        Maximum
Fiscal Quarters Ending                   Ratio
----------------------------------- --------------
12/31/98 through 3/31/02                4.00 to 1
4/01/02 and thereafter                  3.50 to 1"

         2.5 Section 7.13 of the Agreement (Debt Service Coverage Ratio) is amended by deleting "Annualized Cash Flow" in clause (a) and inserting "Annualized Monthly Cash Flow" in lieu thereof.

         2.6 A new Schedule 1.2 to the Agreement is inserted in the Agreement in the form of Schedule 1.2 hereto.

         3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Banks and Administrative Agent that, on and as of the date hereof, and after giving effect to this Amendment:

         3.1 AUTHORIZATION. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Company and this Amendment has been duly executed and delivered by the Company.

         3.2 BINDING OBLIGATION. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         3.3 NO LEGAL OBSTACLE TO AMENDMENT. The execution, delivery and performance of this Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document; (b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Amendment, or the transactions contemplated hereby.

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         3.4      INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties of the Company set forth in Section 5 of the Agreement are true and correct in all respects, except as to such representations made as of an earlier specified date.

         3.5 DEFAULT. No Default or Event of Default under the Agreement has occurred and is continuing.

         4. CONDITIONS, EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative Agent:

         4.1 AUTHORIZED SIGNATORIES. A certificate, signed by the Secretary or an Assistant Secretary of the Company dated the date hereof, as to the incumbency of the person or persons authorized to execute and deliver this Amendment and any instrument or agreement required hereunder on behalf of the Company.

         4.2 AMENDMENT FEE. An amendment fee payable to the Administrative Agent for the account of each Bank signing this Amendment equal to 10 basis points of such Bank's Commitment.

         4.3 THIRD PARTY CONSENTS. The written consent of each Pledgor, Subordinated Creditor, Subordinated Obligor and Guarantor to the terms of this Amendment. By signing below, the Borrower is also signing in its capacity as a Subordinated Creditor.

         4.4 OTHER EVIDENCE. Such other evidence with respect to the Company or any other person as the Administrative Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Amendment and the compliance with the conditions set forth herein.

         5.       MISCELLANEOUS.

         5.1      PLEDGE OF STOCK OF CINEMARK DE MEXICO; COMPLIANCE WITH SECTION
6.14. The Banks and the Administrative Agent hereby agree that the Company shall have until February 26, 1999 to comply with Section 6.14 of the Agreement as it relates to the pledge of 65% of the capital stock of Cinemark de Mexico, and any default under the Agreement arising from the Company's failure to so comply with such Section earlier is hereby waived. The Banks and the Administrative Agent also hereby approve the form of the Foreign Material Restricted Subsidiary Pledge Agreement relating to the pledge of such stock, an English language version of which form is attached hereto as Exhibit A (the official legal version of such agreement is in Spanish).

         5.2 EFFECTIVENESS OF AGREEMENT. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

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         5.3      COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until the Company, the Administrative Agent and the Majority Banks shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Administrative Agent and all conditions precedent have been satisfied.

         5.4 JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.




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                                             CINEMARK USA, INC.

                                             By
                                                -------------------------------
                                                   Jeffrey J. Stedman
                                                 Chief Financial Officer




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                                                BANK OF AMERICA NATIONAL TRUST
                                                AND SAVINGS ASSOCIATION,
                                                AS ADMINISTRATIVE AGENT



                                                By
                                                  -----------------------------
                                                          David Price
                                                         Vice President


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                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION, AS ISSUING
                                             BANK AND A BANK



                                                By
                                                  -----------------------------
                                                         Matthew Koenig
                                                         Vice President




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                                            BANKBOSTON, NA.,
                                            AS A CO-AGENT AND A BANK



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------




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                                            THE BANK OF NOVA SCOTIA,
                                            AS A CO-AGENT AND A BANK


                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------



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                                            CIBC INC., AS A CO-AGENT AND A BANK



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------




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                                            FLEET BANK, N.A.
                                            AS A CO-AGENT AND A BANK



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------

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                                            THE BANK OF NEW YORK



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------




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                                            THE BANK OF MONTREAL



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------





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                                            COMERICA BANK - TEXAS



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------



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                                            FIRST HAWAIIAN BANK



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------




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                                            THE FUJI BANK, LIMITED



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------




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                                            PNC BANK, NATIONAL ASSOCIATION



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------



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                                            THE SUMITOMO BANK, LIMITED



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------


                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------




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                                            UNION BANK OF CALIFORNIA, N.A.



                                            By
                                              ---------------------------------
                                            Name
                                                -------------------------------
                                            Title
                                                 ------------------------------





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



                         CONSENT OF pledgors, guarantorS
                            AND SUBORDINATED obligor


              Each of the undersigned (a) Pledgors party to the Second Amended and Restated Mitchell Family Pledge Agreement dated as of February 12, 1998, (b) Guarantors under the Guaranty dated as of February 12, 1998, (c) Pledgor party to the Foreign Material Restricted Subsidiary Pledge Agreement relating to the pledge of the stock of Cinemark de Mexico, and (d) Subordinated Creditors party to the Intercompany Subordination Agreement dated as of November 16, 1998, hereby consents to the foregoing Third Amendment, and represents and warrants to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature under the respective guaranty, pledge agreement or intercreditor agreement, and that the same remain in full force and effect as to it after giving effect hereto and thereto. All terms used herein shall have the same meanings as in the Credit Agreement referred to in the Third Amendment unless otherwise defined herein.

PLEDGORS:

                                             CGI EQUITIES, LTD., a Texas limited
                                             partnership

-----------------------------
      Lee Roy Mitchell                       By:  CGI INVESTMENTS, LLC, a Texas
                                                  limited liability company, its
                                                  general partner

------------------------------------------
Tandy Mitchell, Spouse Of Lee Roy Mitchell   By:
                                                -------------------------------
                                                Robert Copple
                                                Vice President

MITCHELL SPECIAL TRUST

MITCHELL GRANDCHILDREN TRUST
FOR CASSIE ANN ROBERTS

MITCHELL GRANDCHILDREN TRUST
FOR ASHLEY ANN LEE

MITCHELL GRANDCHILDREN TRUST
FOR CRYSTAL LEE ROBERTS

MITCHELL GRANDCHILDREN TRUST
FOR SKYLER KAYE MITCHELL

MITCHELL GRANDCHILDREN TRUST
FOR LASEY MARIE LEE


By
  -------------------------------
     Trustee
By
  -------------------------------
     Trustee

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                                        CINEMARK MEXICO (USA) INC.,
                                        a Delaware corporation, as a Guarantor,
                                        Pledgor and Subordinated Creditor

                                        CINEMARK PROPERTIES, INC.
                                        a Delaware corporation, as a Guarantor

                                        By:
                                           ------------------------------------
                                           Jeffrey J. Stedman
                                           Vice President





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


                                                                    SCHEDULE 1.2

               PROFORMA CASH FLOW FOR MONTHLY ANNUALIZED THEATRES



Proforma Cash Flow for Monthly Annualized Theatres shall be the sum of the Proforma Cash Flow for each Monthly Annualized Theatre, calculated on a Monthly Annualized Theatre by Monthly Annualized Theatre basis in accordance with the formula set forth below:



Proforma Cash Flow for each          Actual Full Month Cash Flow
                               =     ---------------------------
Monthly Annualized Theatre              Annualization Factor

Where:

                  Actual Full Month Cash Flow means the sum of actual Cash Flow from each Monthly Annualized Theatre for each Included Month.

                  Included Month means each full month that such Monthly Annualized Theatre was in operation during the measurement period.

                  Annualization Factor means the sum of annualization factors set forth below for Included Months:


Month                          Percentage
-----                          ----------
January                           9.64%     0.22%
February                          5.20%
March                             7.16%
                                ------
April                             4.76%     0.24%
May                               7.78%
June                             11.46%
                                ------
July                             18.83%     0.31%
August                           10.16%
September                         2.01%
                                ------
October                           2.02%     0.23%
November                         10.23%
December                         10.75%
                                ======
Total                           100.00%




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